UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2012

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A filed with the Securities and Exchange Commission amends the Current Report on Form 8-K filed by Capitol Bancorp Ltd. (“Capitol”) on June 14, 2012 announcing the resignation of Ronald K. Sable from the board of directors of Capitol.  Capitol is filing this amendment to reflect that Mr. Sable resigned from the board of directors, rather than retired as stated in the previously filed Form 8-K.  Mr. Sable’s letter of resignation is attached as Exhibit 99.1 to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Letter of Resignation of Ronald K. Sable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: June 15, 2012	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX

Exhibit
Number                                 Description
99.1                           Letter of Resignation of Ronald K. Sable